Term Loans - Schedule of Principal Future Payments of Term Loans (Detail) $ in Thousands	Dec. 31, 2022 USD ($)
Notes and Loans Payable, by Type, Current and Noncurrent [Abstract]
2024	$ 5,555
2025	6,667
2026	6,667
2027	1,111
Required future principal payments	20,000
Unamortized debt discount	(939)
Current term loans, net as of December 31, 2022	$ 19,061